Exhibit 99.1
Cyxtera Announces Second Quarter 2022 Results
Miami, FL – August 11, 2022 – Cyxtera (NASDAQ: CYXT), a global leader in data center colocation and interconnection services, today released financial results for the quarter ended June 30, 2022.

“Our Q2 results, including Cyxtera’s best net bookings quarter to date, completed a strong first half of 2022 and highlights the healthy demand for leading-edge infrastructure solutions,” said Nelson Fonseca, Cyxtera’s Chief Executive Officer. “Despite the complex macroeconomic trends impacting our sector, the demand among enterprise and service provider customers has resulted in a strong pipeline and favorable pricing environment as we look at the remainder of the year. This strong momentum validates our strategy to provide easy to consume, cloud-like colocation on a global scale to meet the needs of the modern digital enterprise.”
Q2 2022 Financial Highlights
•Total revenue increased by $8.7 million, or 4.9% year over year, to $184.1 million in the second quarter.
•Recurring revenue increased by $6.9 million, or 4.1% year over year, to $174.2 million in the second quarter.
•Core revenue increased by $9.4 million, or 5.9% year over year, to $168.8 million in the second quarter.
•Net Loss of $48.1 million in the quarter; Transaction Adjusted EBITDA[1] decreased by $2.3 million, or 3.8% year over year, to $60.0 million in the second quarter, principally due to higher revenue partially offset by higher SG&A.
Business Highlights
•Average monthly Core churn of 0.7% in the second quarter, a decrease of 30 basis points from the prior quarter.
•Stabilized occupancy of 74.2% at second quarter-end 2022, an increase of 580 basis points from Q2 2021.
•Leverage improved year over with Q2 2022 net financial leverage of 3.8x, a decrease from 5.6x as of Q2 2021.
•Cyxtera joined the Russell 2000® Index in Q2 2022.

“Cyxtera’s team once again delivered strong results as we close out the first half of 2022 with solid momentum,” said Carlos Sagasta, Cyxtera’s Chief Financial Officer. “We continue to experience robust demand and solid growth in our pipeline as the fundamentals of the business remain strong. However, due to the cyclical impact of FX volatility and supply chain-related delays impacting our sector and the impact brought on by the timing lag around passing through higher utility rates, we’ve revised our EBITDA guidance for the year.”
2022 Outlook

Cyxtera updated its full-year 2022 guidance for Transaction Adjusted EBITDA and reaffirmed its full-year 2022 guidance for Revenue as well as Maintenance and Expansion Capital Expenditures; details are summarized in the table below.

2022 Guidance
($ in millions)
	Prior Guidance	Updated Guidance	% Change
Revenue	$730 - $760	$730 - $760	No Change
Transaction Adjusted EBITDA	$235 - $253	$232 - $242	-2.9%
Maintenance Capital Expenditures	$26 - $28	$26 - $28	No Change
% of Revenue	3.6% - 3.7%	3.6% - 3.7%	No Change
Expansion Capital Expenditures	$102 - $127	$102 - $127	No Change

Q2 2022 Results Conference Call and Replay Information

Cyxtera will host a conference call and webcast to discuss its quarterly results for the period ended June 30, 2022 on Thursday, August 11, 2022, at 8:30 AM Eastern Time. The live webcast of the call can be accessed at the Cyxtera Investor Relations website at http://ir.cyxtera.com/ along with the Company’s earnings press release and earnings presentation designed to accompany the discussion of the financial results. Participants can also register for the webcast at https://ige.netroadshow.com/registration/q4inc/11322/cyxtera-q2-2022-earnings-call/.

The U.S. dial-in for the call is 1-844-200-6205 (1-929-526-1599 for non-U.S. callers); access code 842191. A replay of the conference call will be available until August 18, 2022, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Cyxtera’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is 1-866-813-9403 (+44-204-525-0658). The replay access code is 770599.
Investor Presentation and Supplemental Financial Information
Concurrently with holding its conference call, Cyxtera will make available on its website a presentation designed to accompany the discussion of the company’s financial results along with supplemental financial information. When available, the presentation and supplemental financial information can be accessed on the Cyxtera Investor Relations website at http://ir.cyxtera.com/.
Upcoming Conferences and Events
•Deutsche Bank Leveraged Finance Conference
•Raymond James Technology Investors Conference

1 A complete reconciliation of Net Loss to Transaction Adjusted EBITDA is included in the financial tables included in this release.

About Cyxtera
Cyxtera is a global leader in colocation and interconnection services, with a footprint of more than 60 data centers in over 30 markets. With IT infrastructure becoming increasingly hybrid, complex, and distributed, Cyxtera continues to expand its portfolio beyond space and power to deliver more cloud-like and flexible infrastructure solutions across its global data center platform and robust partner ecosystem. Today, Cyxtera provides more than 2,300 enterprise and government customers with the technology solutions they need to scale faster, achieve financial goals, and gain a competitive advantage. For more information, please visit www.cyxtera.com.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward- looking statements contained in this press release include statements concerning Cyxtera’s estimated financial performance for 2022. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s control. Actual results and conditions (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, the effects of the COVID-19 pandemic on Cyxtera’s business or future results, including supply chain disruptions; increases in interest rates; fluctuations in energy prices; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; inflation; prolonged power outages, shortages or capacity constraints; physical and electronic security breaches and cyber-attacks, which could disrupt Cyxtera’s operations; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; Cyxtera’s fluctuating operating results; Cyxtera’s ability to maintain its credit ratings; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property and equipment, which could result in a significant reduction to its earnings; Cyxtera’s ability to access external sources of capital on favorable terms or at all, which could limit Cyxtera’s ability to execute its business and growth strategies; the requirements of being a public company, including maintaining adequate internal controls over financial and management systems; Cyxtera’s ability to manage its growth; volatility of the market price of Cyxtera’s Class A common stock; future sales, or the perception of future sales, of Cyxtera Class A common stock by existing securityholders in the public market, which could cause the market price for Cyxtera’s Class A common stock to decline; and Cyxtera’s ability to use its United States federal and state net operating losses to offset future United States federal and applicable state taxable income may be subject to certain limitations that could accelerate or permanently increase taxes owed. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the “Risk Factors” disclosed in Cyxtera’s filings with the Securities and Exchange Commission (“SEC”) from time to time. There may be additional risks that Cyxtera does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera nor any of its affiliates assume any obligation to update this press release, except as required by law.

Statement Regarding Non-GAAP Financial Measures
This press release contains Transaction Adjusted EBITDA, which is a supplemental measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). Transaction Adjusted EBITDA represents the measure of EBITDA disclosed to SVAC in connection with its consideration of the business combination transaction between Starboard Value Acquisition Corp. (“SVAC”) and Cyxtera. Cyxtera defines Transaction Adjusted EBITDA as net income (loss) before the following items: depreciation and amortization, interest and other expenses, net, income tax expense (benefit), equity-based compensation, straight-line rent adjustment, amortization of favorable / unfavorable leasehold interest & asset retirement obligation accretion, stand-up separation & other, restructuring costs & other, and change in fair value of warrant liabilities. As a Non-GAAP financial measure, Transaction Adjusted EBITDA excludes items that are significant in understanding and assessing Cyxtera’s financial results or position. Therefore, this measure should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Cyxtera’s presentation of this measure may not be comparable to similarly-titled measures used by other companies. You should review Cyxtera’s unaudited financial statements and the reconciliation of the non-GAAP financial measures included in this press release to the most directly comparable GAAP financial measures provided in this release and not rely on any single financial measure to evaluate Cyxtera’s business.

This press release also includes certain projections of non-GAAP financial measures concerning Cyxtera. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Cyxtera is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

CYXTERA TECHNOLOGIES, INC.
Consolidated Balance Sheets
(unaudited, in millions, except share information)

	June 30, 2022	December 31, 2021
Assets:
Current assets:
Cash	$39.7	$52.4
Accounts receivable, net of allowance of $0.2 and $0.3, respectively	38.5	18.3
Prepaid and other current assets	33.3	37.5
Total current assets	111.5	108.2

Property and equipment, net	1,655.7	1,530.8
Operating lease right-of-use assets	260.3	—
Goodwill	755.1	761.7
Intangible assets, net	456.9	519.8
Other assets	17.9	16.7
Total assets	$3,257.4	$2,937.2

Liabilities and shareholders’ equity:
Current liabilities:
Accounts payable	$57.8	$57.9
Accrued expenses	61.9	65.3
Current portion of operating lease liabilities	33.6	—
Current portion of long-term debt, finance leases and other financing obligations	51.0	50.3
Deferred revenue	63.3	60.7
Other current liabilities	4.5	10.0
Total current liabilities	272.1	244.2

Operating leases liabilities, net of current portion	285.0	—
Long-term debt, net of current portion	878.7	896.5
Finance leases and other financing obligations, net of current portion	1,079.4	937.8
Deferred income taxes	32.2	29.9
Warrant liabilities	—	64.7
Other liabilities	70.1	158.2
Total liabilities	2,617.5	2,331.3

Shareholders’ equity:
Preferred Stock, $0.0001 par value; 10,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 500,000,000 shares authorized; 178,566,352 and 166,207,190 shares issued and outstanding as of June 30, 2022, and December 31, 2021, respectively	—	—
Additional paid-in capital	1,955.5	1,816.5
Accumulated other comprehensive (loss) income	(5.2)	10.8
Accumulated deficit	(1,310.4)	(1,221.4)
Total shareholders’ equity	639.9	605.9
Total liabilities and shareholders’ equity	$3,257.4	$2,937.2

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Operations
(unaudited, in millions, except for share information)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues	$184.1	$175.4	$366.5	$348.3
Operating costs and expenses
Cost of revenues, excluding depreciation and amortization	98.4	95.5	196.4	193.9
Selling, general and administrative expenses	34.7	22.9	66.0	50.5
Depreciation and amortization	60.8	60.5	123.1	121.1
Restructuring, impairment, site closures and related costs	1.3	58.9	2.6	67.0
Total operating costs and expenses	195.2	237.8	388.1	432.5

Loss from operations	(11.1)	(62.4)	(21.6)	(84.2)
Interest expense, net	(38.9)	(43.1)	(77.5)	(86.3)
Other (expenses) income, net	(0.1)	(0.4)	0.4	(0.9)
Change in fair value of warrant liabilities	—	—	11.8	—
Loss from operations before income taxes	(50.1)	(105.9)	(86.9)	(171.4)
Income tax benefit (expense)	2.0	12.9	(2.1)	25.8
Net loss	$(48.1)	$(93.0)	$(89.0)	$(145.6)

Loss Per Share
Basic and diluted	$(0.27)	$(0.88)	$(0.50)	$(1.34)

Weighted average number of shares outstanding
Basic and diluted	178,566,352	106,100,000	176,883,605	108,711,200

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows
(unaudited, in millions)

	Six Months Ended June 30,
	2022	2021
Net loss	$(89.0)	$(145.6)
Cash flows from operating activities:
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	123.1	121.1
Restructuring, impairment, site closures and related costs	—	2.0
Amortization of favorable/unfavorable leasehold interests, net	—	2.2
Amortization of debt issuance costs and fees, net	2.0	2.7
Equity-based compensation	9.8	3.6
Reversal of doubtful accounts	(0.4)	(0.8)
Deferred income taxes	3.1	(25.8)
Change of fair value of warrant liabilities	(11.8)	—
Non-cash interest expense, net	6.1	4.9
Changes in operating assets and liabilities, excluding impact of acquisitions and dispositions:
Accounts receivable	(19.8)	18.1
Prepaid and other current assets	4.3	2.9
Other assets	(1.4)	(1.0)
Operating lease right-of-use assets	23.0	—
Operating lease liabilities	(26.4)	—
Accounts payable	(3.6)	(0.8)
Accrued expenses	(3.5)	(15.4)
Due to affiliates	—	(22.7)
Other liabilities	(3.8)	60.9
Net cash provided by operating activities	11.7	6.3
Cash flows from investing activities:
Purchases of property and equipment	(62.3)	(28.1)
Amounts received from affiliate	—	117.1
Net cash (used in) provided by investing activities	(62.3)	89.0
Cash flows from financing activities:
Proceeds from issuance of long-term debt and other financing obligations	20.0	—
Repayment of long-term debt	(42.3)	(24.2)
Repayment of finance leases and other financing obligations	(24.4)	(36.2)
Proceeds from sales leaseback financing	10.0	2.4
Capital redemption	—	(97.9)
Proceeds from the exercise of warrants, net of redemptions	1.3	—
Proceeds from the exercise of the optional share purchase options	75.0	—
Net cash provided by (used in) financing activities	39.6	(155.9)
Effect of foreign currency exchange rates on cash	(1.7)	(0.6)
Net decrease in cash	(12.7)	(61.2)
Cash at beginning of period	52.4	120.7
Cash at end of period	$39.7	$59.5

Supplemental cash flow information:
Cash paid for income taxes, net	$0.2	$4.5
Cash paid for interest	$21.9	$33.6
Non-cash purchases of property and equipment	$3.5	$8.3

CYXTERA TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(unaudited, in millions)

	Three Months Ended June 30,
	2022	2021
Net Loss to EBITDA Reconciliation:
Net loss	$(48.1)	$(93.0)
Depreciation and amortization	60.8	60.5
Interest and other expenses, net	39.0	43.5
Income tax benefit	(2.0)	(12.9)
EBITDA	$49.7	$(1.9)
Transaction Adjustments
Equity-based compensation	6.4	1.8
Straight-line rent adjustment	0.5	0.7
Amortization of Favorable / Unfavorable Leasehold Interest & ARO accretion	0.9	0.9
Stand-up separation & other	1.2	0.3
Restructuring costs & other	1.3	60.6
Total Adjustments	10.3	64.3
Transaction Adjusted EBITDA	$60.0	$62.3

Note: Numbers may not foot or cross-foot due to rounding

CYXTERA TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(unaudited, in millions)

	Six Months Ended June 30,
	2022	2021
Net Loss to EBITDA Reconciliation:
Net loss	$(89.0)	$(145.6)
Depreciation and amortization	123.1	121.1
Interest and other expenses, net	77.1	87.2
Income tax expense (benefit)	2.1	(25.8)
EBITDA	$113.3	$36.9
Transaction Adjustments
Equity-based compensation	9.8	3.6
Straight-line rent adjustment	1.1	1.9
Amortization of Favorable / Unfavorable Leasehold Interest & ARO accretion	1.8	1.7
Stand-up separation & other	1.8	3.4
Restructuring costs & other	2.6	70.9
Change in fair value of warrant liabilities	(11.8)	—
Total Adjustments	5.2	81.4
Transaction Adjusted EBITDA	$118.5	$118.4

Note: Numbers may not foot or cross-foot due to rounding
Press Contact:
Russell Cozart
Cyxtera
russell.cozart@cyxtera.com
IR Contact:
Greer Aviv
Cyxtera
IR@cyxtera.com